                                                                    EXHIBIT 99.1
                                             [LOGO OF IMPERIAL CREDIT COMMERCIAL
                                                MORTGAGE INVESTMENT CORPORATION]

FOR IMMEDIATE RELEASE

                IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT
                  CORP. ANNOUNCES THIRD QUARTER 1998 RESULTS

LOS ANGELES, CALIFORNIA, November 3, 1998. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported net earnings of $2.2 million, or $0.07 per share (on both a basic and diluted basis) for the quarter ended September 30, 1998. Net earnings for the nine months ended September 30, 1998 were $19.2 million, or $0.57 per share (on both a basic and diluted basis). Net earnings for the quarter and nine months ended September 30, 1998 are reported after certain non-cash charges of $6.4 million ($0.20 per share) and $6.5 million ($0.19 per share), respectively. The non-cash charges were taken primarily to write down the Company's commercial mortgage-backed interest-only securities to estimated fair value based on current market conditions and estimated prepayment speeds and to increase the allowance for loan losses on mortgage loans to address increased delinquencies on a multifamily and commercial loan portfolio previously acquired from an unaffiliated third party.

     The Company's third quarter results and financial position are summarized as follows (dollars in thousands, except per share data):

                                            Amounts Per Share
                                            ------------------
Operating Results:         Amount       Basic/(A)/     Diluted/(B)/
------------------         -------      ----------     ------------
Net earnings                $2,178           $0.07            $0.07
Funds from operations       $2,898           $0.09            $0.09
Dividends /(C)/             $9,603           $0.33             n/a

Summary of Financial Position:
-----------------------------

 Cash and cash equivalents                                    $ 16,680
 Securities available-for-sale                                  60,074
 Mortgage loans, net                                           579,920
 Real property, net                                            108,271
 Other assets                                                   11,626
                                                              --------
           Total Assets                                       $776,571
                                                              ========

 Liabilities other than debt                                  $ 16,955
 Debt                                                          339,702
 Total Stockholders' Equity                                    419,914
                                                              --------
 Total Liabilities and Stockholders' Equity                   $776,571
                                                              ========

     Per share amounts are based on /(A)/ basic weighted average common shares outstanding and /(B)/ diluted weighted average common shares outstanding, including common stock equivalents. In September, the Company declared a dividend /(C)/ for the third quarter, which was paid on October 14, 1998.

     The addition to the Company's allowance for loan losses during the third quarter of $3.2 million was due to an increase in mortgage loans over 90 days delinquent as well as the increased size of the Company's mortgage loan portfolio. As of December 31, 1997, the Company's entire mortgage loan portfolio included 872 loans with a principal balance of $261.4 million (before an allowance for loan losses of $1.7 million), of which one loan with a principal balance of $0.1 million was more than 90 days delinquent. As of September 30, 1998, the Company's entire mortgage loan portfolio included 1,388 loans with a principal balance of $572.0 million (before an allowance for loan losses of $5.0 million), of which 29 loans with a principal balance of $5.0 million were more than 90 days delinquent. The allowance for loan losses represented 0.88% and 0.66% of the total principal balance of the Company's mortgage loans at September 30, 1998 and December 31, 1997, respectively. The primary increase in mortgage loans over 90 days delinquent comes from a loan portfolio previously acquired from an unaffiliated third party. At September 30, 1998, this portfolio consisted of 295 loans with a principal balance of $46.3 million, of which 24 loans with a principal balance of $4.1 million were more than 90 days delinquent.

     Annualized unleveraged asset yields for the third quarter were 8.81% for mortgage loans (net of servicing fees), 9.64% for real property, 10.73% for securities available-for-sale and 4.74% for interest bearing deposits. The overall annualized yield on the Company's investments for the quarter was 9.03%.

     During the third quarter, the Company acquired $100 million of additional investments in a number of transactions. These investments consisted of $23 million of real property and $77 million of funded mortgage loans, including $22 million in mortgage loans acquired from Franchise Mortgage Acceptance Corp. (Nasdaq: FMAX), an affiliate of the manager of the Company. The Company also funded $55 million of mortgage loans to unaffiliated third parties.

     During the third quarter, the Board of Directors of the Company authorized the Company to repurchase up to 12 million shares of its common stock. As of September 30, 1998, the Company had repurchased 5.4 million shares at a total cost of $51.9 million. The Company repurchased an additional 600,000 shares after the end of the third quarter, bringing the total number of repurchased shares to 6 million at a total cost of $56.3 million, an average cost per repurchased share of $9.39.

     During the third quarter, the Company incurred $138 million of additional debt in connection with its investments and stock repurchases, consisting of $124 million under its existing lines of credit and a $14 million mortgage loan secured by real property. The weighted average borrowing cost on the Company's total outstanding debt during the third quarter was 6.78%, which included an average cost on the Company's warehouse line of credit of 6.74% and a weighted average cost of 6.79% on the first mortgage loans secured by the Company's real property.

     As of September 30, 1998, the Company had a net worth of $420 million ($14.43 per share), total outstanding debt of $340 million and a debt to equity ratio of 0.81 to 1. The Company currently has $25 million of availability on its warehouse line of credit for additional investments, and over $230 million of unleveraged assets. The Company's warehouse line of credit with Morgan Guaranty Trust Company of New York expires on March 29, 1999, and the Company has been notified that the line will not be extended based on market related factors rather than any concerns specific to the Company.

     Mark S. Karlan, President and CEO of the Company, said, "In light of current market conditions and dislocations in the capital markets, we are presently focusing our efforts on enhancing the Company's overall liquidity, on maintaining leverage at prudent levels and on successfully closing the Company's upcoming securitization of a substantial part of its mortgage loan portfolio. This securitization should allow us to repay our outstanding debt on our existing warehouse line of credit with Morgan Guaranty Trust Company of New York. We believe that our financial resources are currently adequate for our anticipated liquidity needs, including the quarterly payment of dividends."

     Mr. Karlan added, "We have positioned our balance sheet well to withstand significant market volatility. In particular, the Company has relatively little exposure to the substantial mark-to-market devaluations recently imposed on commercial mortgage-backed securities because the Company chose not to acquire any additional CMBS assets subsequent to the time of its initial public offering more than a year ago. CMBS and other securities available-for-sale comprise less than 8% of the Company's total assets. In addition, the Company has a relatively low level of leverage on its balance sheet, reducing the Company's exposure to current market volatility."

     Set forth below are the Company's consolidated balance sheets as of September 30, 1998 and December 31, 1997 and consolidated statements of earnings for the three and nine months ended September 30, 1998. Amounts are expressed in thousands, except for share data.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                          Consolidated Balance Sheets

                                                                   9/30/98    12/31/97
ASSETS                                                            ---------  ----------
Cash and interest bearing deposits                                 $ 16,680   $  11,902
Repurchase agreements                                                     0     148,711
Securities available-for-sale, at estimated fair value               60,074      59,321
Mortgage loans, net of loan loss allowance of $5,027 at 9/98        579,920     272,009
Accrued interest receivable                                           5,974       2,085
Real property, net                                                  108,271           0
Other assets                                                          5,652       1,109
                                                                   --------   ---------
     TOTAL ASSETS                                                  $776,571   $ 495,137
                                                                   ========   =========

LIABILITIES
Dividends and distributions payable                                $  9,603   $   4,485
Accrued expenses, payables and other liabilities                      7,352      10,950
Borrowings under repurchase facility                                 12,400           0
Borrowings under secured warehouse facility                         275,000           0
Borrowings under secured bank loan                                    3,573           0

Mortgage loans secured by real property                              48,729                0
                                                                   --------        ---------
     Total Liabilities                                              356,657           15,435
                                                                   --------        ---------
STOCKHOLDERS' EQUITY
Common stock, $.0001 par value,
  Authorized 500,000,000 shares,
      34,500,000 shares issued                                            3                3
Additional paid-in capital                                          481,856          481,856
Accumulated other comprehensive income                                  616              169
Distributions in excess of earnings                                 (10,665)          (2,326)
                                                                   --------         --------
     Total                                                          471,810          479,702
     Less cost of 5,400,000 shares in treasury                      (51,896)               0
                                                                   --------         --------
          Total Stockholders' Equity                                419,914          479,702
                                                                   --------         --------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $776,571         $495,137
                                                                   ========         ========


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                      Consolidated Statements of Earnings

                                                               THREE MONTHS      NINE MONTHS
                                                               ENDED 9/30/98    ENDED 9/30/98
                                                               -------------    -------------
INTEREST INCOME
Mortgage loans                                                      $12,223          $28,354
Repurchase agreements and interest bearing deposits                      98            2,284
Securities available-for-sale                                         1,566            4,631
                                                                    -------          -------
     Total Interest Income                                           13,887           35,269
REAL PROPERTY RENTAL INCOME                                           3,274            4,266
                                                                    -------          -------
     Total Income                                                    17,161           39,535
                                                                    -------          -------
OPERATING EXPENSES
Management fees                                                       1,818            4,383
Interest expense                                                      4,441            5,475
Provision for loan losses                                             3,200            3,300
Write-down of securities available-for-sale                           3,233            3,233
Depreciation of real property                                           720              962
Real property operating expenses                                        800            1,014
Due diligence expenses                                                  343              866
Other                                                                   428            1,098
                                                                    -------          -------
     Total Expenses                                                  14,983           20,331
                                                                    -------          -------
          NET EARNINGS                                              $ 2,178          $19,204
                                                                    =======          =======

EARNINGS PER SHARE
Basic                                                               $  0.07          $  0.57
Diluted                                                             $  0.07          $  0.57

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                            32,703,188       33,901,063
Diluted                                                          32,703,188       33,924,452

     Imperial Credit Commercial Mortgage Investment Corp. is a real estate investment trust that invests primarily in performing multifamily and commercial mortgage loans, real property and commercial mortgage-backed securities. The Company is managed by Imperial Credit Commercial Asset Management Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc. (Nasdaq: ICII).

     Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), the Company's 1997 Annual Report on Form 10-K filed with the SEC on March 31, 1998, the Company's Quarterly Reports on Form 10-Q filed with the SEC on May 15, 1998 and August 14, 1998 and other filings made by the Company with the SEC.

     The Company will hold a teleconference on Tuesday, November 3, 1998 at 11:00 A.M. Pacific Time, 2:00 P.M. Eastern Time. The phone number for the teleconference is (719) 457-0700 and confirmation code is 562684. To access a replay of the teleconference, please call (719) 457-0820 on or before November 5, 1998.

     For further information, please contact Michael Meltzer, Chief Financial Officer, at (310) 231-5906 or Karen Montandon, Investor Relations, at (310) 791-8022.

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